UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2008

FUND.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	333-121764	30-0284778
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wall Street, 20th Floor
New York, New York 10005
(Address of Principal Executive Offices)

212-618-1633
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 31, 2008, Fund.com Inc. (the “Company”) entered into a Purchase and Contribution Agreement, dated as of October 31, 2008 (the “Purchase and Contribution Agreement”), with AdvisorShares Investments, LLC (“AdvisorShares”), and joined by Wilson Lane Group, LLC and Noah Hamman.  Pursuant to the Purchase and Contribution the Company purchased 6,000,000 Units of AdvisorShares, (representing 60% of the outstanding membership interests of AdvisorShares) for a purchase price of $4,000,000, with an initial contribution of $275,000 and up to an additional $3,725,000 being contributed to AdvisorShares upon the meeting of certain milestones relating to AdvisorShares’ total assets under management.  A press release relating to the transaction is attached as Exhibit 99 hereto.

In connection with the Company’s acquisition of Units of AdvisorShares, the Company entered into the Amended and Restated Limited Liability Company Agreement of AdvisorShares, dated as of October 31, 2008 (the “LLC Agreement”), and was admitted as a member of AdvisorShares.

The foregoing descriptions of the Purchase and Contribution Agreement and the LLC Agreement are qualified in their entirety by reference to the complete documents, copies of which are filed as exhibits hereto and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the financing of the Company’s acquisition of Units of AdvisorShares, the Company issued, and IP Global Investors Ltd. purchased, a promissory note of the Company in the aggregate principal amount of $325,000 (the “Note”).  The principal and unpaid interest on the Note is upon demand  (with 30 business days notice), and carries a 9% interest rate.

The Company will use the $325,000 gross proceeds from the Note to purchase the Units from AdvisorShares as described in Item 1.01 above and as working capital.

The foregoing description of the Note is qualified in its entirety by reference to the complete Note, a copy of which is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Note
10.1	Purchase and Contribution Agreement, dated as of October 31, 2008, between AdvisorShares Investments, LLC and Fund.com Inc., and joined by Wilson Lane Group, LLC and Noah Hamman
10.2	Amended and Restated Limited Liability Company Agreement of AdvisorShares Investments, LLC, dated as of October 31, 2008
10.3	Employment Agreement between AdvisorShares Investments, LLC and Noah Hamman dated as of October 31, 2008
99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 2008

FUND.COM INC.

By: /s/ Gregory Webster
Name:	Gregory Webster
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Note
10.1	Purchase and Contribution Agreement, dated as of October 31, 2008, between AdvisorShares Investments, LLC and Fund.com Inc., and joined by Wilson Lane Group, LLC and Noah Hamman
10.2	Amended and Restated Limited Liability Company Agreement of AdvisorShares Investments, LLC, dated as of October 31, 2008
10.3	Employment Agreement between AdvisorShares Investments, LLC and Noah Hamman dated as of October 31, 2008
99	Press Release